UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2016

DYNATRONICS CORPORATION
(Exact name of registrant as specified in its charter)

Utah	0-12697	87-0398434
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7030 Park Centre Dr., Salt Lake City, Utah	84121
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (801) 568-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant
On July 8, 2016, Dynatronics Corporation ("Registrant") filed its original Current Report on Form 8-K to report certain events relating to the pending resignation of Mantyla McReynolds LLC ("Mantyla"), as the independent registered public accounting firm of the Registrant.  Mantyla had previously announced that it would be merging with BDO USA, LLP ("BDO"), effective as of July 1, 2016.
(a)            The purpose of this Amendment No. 1 is to report that Mantyla merged with BDO on July 1, 2016 (the "Merger").  On July 21, 2016, Registrant received written notice that as a result of the Merger, Mantyla would not complete the audit of the Registrant's financial statements for the fiscal year ended June 30, 2016, and would not stand for reappointment as the Registrant's independent registered public accountants for the fiscal year ending June 30, 2017.  Effective July 21, 2016, the Registrant, after review and approval of the Registrant's Audit Committee, appointed BDO as the Registrant's new independent registered public accounting firm for and with respect to the fiscal year ended June 30, 2016.
Mantyla's reports on the Registrant's financial statements as of and for the fiscal years ended June 30, 2015 and 2014 did not contain any other adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the Registrant's fiscal years ended June 30, 2015 and 2014, and through July 21, 2016, there were no disagreements between the Registrant and Mantyla on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mantyla, would have caused Mantyla to make reference to the subject matter of the disagreements in connection with its audit reports on the Registrant's financial statements.  During the Registrant's past fiscal years ended June 30, 2015 and 2014 and the interim period through July 21, 2016, Mantyla did not advise the Registrant of any of the matters specified in Item 304(a)(1)(v) of Regulation S-K.
The Registrant provided Mantyla with a copy of this report on Form 8-K in accordance with Item 304(a) of Regulation S-K prior to its filing with the Securities and Exchange Commission and requested that Mantyla furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree.  A copy of the letter from Mantyla is filed as Exhibit 16.1 hereto.
(b)          During the Registrant's two most recently completed fiscal years and through the date of engagement of BDO, neither the Registrant nor anyone on behalf of the Registrant  consulted with BDO regarding (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements as to which the Registrant received a written report or oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or (b) any matter that was the subject of a disagreement or a reportable event as defined in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter, dated July 21, 2016, from Mantyla McReynolds LLC to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
DYNATRONICS CORPORATION

By: /s/ Kelvyn H. Cullimore, Jr.
Kelvyn H. Cullimore, Jr.
Chairman and President

Date:  July 21, 2016